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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  February 6, 1999


                     AMERICAN AIRLINES, INC.
     (Exact name of registrant as specified in its charter)


      Delaware                  1-8400                   75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 5.   Other Events

Beginning on February 6, 1999, flight operations at American Airlines, Inc. ("American", a wholly-owned subsidiary of AMR Corporation) were severely disrupted when certain members of the
Allied   Pilots  Association  ("APA",  the  union   representing
American's cockpit crew members) engaged in a "sick-out". On February 10, 1999, American obtained a Temporary Restraining Order ("TRO") from the U.S. District Court for the Northern District of Texas which, among other things, ordered the APA (i) to cease its participation in the sick-out and (ii) to encourage its members to return to work. On February 13, 1999, the District Court entered an Order of Contempt against the APA, its President and Vice President, for failing to abide by the terms of the TRO. On February 17, 1999, American issued a press release which estimated certain of the damages it had suffered as a consequence of this illegal job action. This press release is filed as Exhibit 99.1 which is included herein.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 18, 1999

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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

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                                                Exhibit 99.1


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577


FOR RELEASE:  Wednesday, Feb. 17, 1999

          AMERICAN AIRLINES LOSS MAY TOP $150 MILLION;
        INCLUDES $59 MILLION WHILE APA DEFIED COURT ORDER

     FORT WORTH, Texas - In testimony in federal court today, American Airlines Vice President and Controller Doug Herring said the company's total losses during the entire nine-day illegal job action by the Allied Pilots Association (APA) could "easily exceed $150 million."
     During just the three-and-a-half day period covered by U. S. District Court Judge Joe Kendall's temporary restraining order - from Wednesday, Feb. 10 through Saturday, Feb. 13 - losses were estimated at $58.7 million.
     The company has not yet finalized its calculations of the total loss from the job action, beyond Herring's court estimate of $150 million.
     "The total financial impact of the sickout will be enormous," American said in a statement. "And, there is no way to calculate or make up for the loss of goodwill from our passengers during this illegal work stoppage or, what we will have to spend to win those passengers back."
     (Editor's note: The estimated losses discussed here exclude certain expenses, such as fuel, that were not incurred by American Airlines when it cancelled more than 6,600 flights over a nine-day period.)


The discussion above includes certain assumptions of revenue and costs that constitute forward-looking statements. These matters which deal with our expectations about the future are subject to a number of factors that could cause actual results to differ materially from our expectations, including further analysis of our revenue and cost data, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, and changes in commodity prices.